Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,962.22
Total Transaction Valuation	45,475,000.00
Total Offset Amount	0.00
Net Fee	$ 6,962.22